UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant toss.240.14A-12

                          Berkshire Hills Bancorp, Inc.
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                      [Berkshire Hills Bancorp, Inc. Logo]

                                  April 1, 2004

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 6, 2004 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                   Sincerely,

            /s/ Michael P. Daly                  /s/ Lawrence A. Bossidy
            -------------------                  -----------------------
            Michael P. Daly                      Lawrence A. Bossidy
            President and Chief Executive        Non-Executive Chairman of the
              Officer                              Board

                          Berkshire Hills Bancorp, Inc.
                                 24 North Street
                         Pittsfield, Massachusetts 01201
                                 (413) 443-5601

--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------

      On Thursday, May 6, 2004, Berkshire Hills Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

      1.    The election of three directors to serve for terms of three years;

      2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2004; and

      3. The transaction of any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

      Only stockholders of record at the close of business on March 18, 2004 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Gerald A. Denmark
                                             ---------------------
                                             Gerald A. Denmark
                                             Corporate Secretary

Pittsfield, Massachusetts
April 1, 2004

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          Berkshire Hills Bancorp, Inc.

                       ----------------------------------

                                 Proxy Statement

                       ----------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company" or "Berkshire Hills") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank (the "Bank"). The annual meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts on Thursday, May 6, 2004 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about April 1, 2004.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 18, 2004. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

      As of the close of business on March 18, 2004, there were 5,936,061 shares of Company common stock outstanding. Each share of common stock has one vote. The Company's Certificate of Incorporation provides that a record owner of the Company's common stock who beneficially owns, either directly or indirectly, in excess of 10% of the Company's outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

      If you are a stockholder as of the close of business on March 18, 2004, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

Voting by Proxy

      The Company's Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends that you vote "FOR" each of the nominees for director and "FOR" ratification of Wolf & Company, P.C. as the Company's independent auditors for the 2004 fiscal year.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in Berkshire Bank's ESOP

      If you participate in the Berkshire Bank Employee Stock Ownership Plan (the "ESOP"), you will receive a vote authorization form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instructions to the ESOP trustee is April 28, 2004.

                              Corporate Governance

General

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

      The Company has adopted a Code of Business Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code of Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct. A copy of the Code of Business Conduct can be found in the Corporate Governance portion of the Investor Relations section of the Company's website (www.berkshirebank.com).

      As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints regarding accounting, internal accounting controls and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings of the Board of Directors

      The Company conducts business through meetings of its Board of Directors and through activities of its committees. The Board of Directors generally meets monthly and may have additional meetings as needed. During 2003, the Board of Directors held 12 meetings. All of the current directors attended at least 75% of the total number of the board meetings held and committee meetings on which such directors served during 2003.

Committees of the Board of Directors

      Audit Committee. The Audit Committee, consisting of Thomas R. Dawson (Chair), A. Allen Gray, Peter J. Lafayette and Corydon L. Thurston, assists the Board of Directors in its oversight of the Company's accounting and reporting practices, the quality and integrity of the Company's financial reports and the Company's compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company's independent auditors and monitoring their conduct and independence. The Audit Committee met five times in 2003. Each member of the Audit Committee is independent in accordance with the listing standards of the American Stock Exchange. The Board of Directors has designated Thomas R. Dawson as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 2 - Ratification of Independent Auditors - Audit Committee Report." The charter of the Audit Committee is attached to this proxy statement as Appendix A and is available in the Corporate Governance portion of the Investor Relations section of the Company's website (www.berkshirebank.com).

      Compensation Committee. The Compensation Committee, consisting of Catherine B. Miller (Chair), Lawrence A. Bossidy and Edward G. McCormick, reviews and establishes the compensation for all executive officers. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions. The Compensation Committee met five times in 2003. Each member of the Compensation Committee is independent in accordance with the listing standards of the American Stock Exchange. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Compensation Committee Report on Executive Compensation." The charter of the Compensation Committee is available in the Corporate Governance portion of the Investor Relations section of the Company's website (www.berkshirebank.com).

      Corporate Governance/Nominating Committee. The Company's Corporate Governance/Nominating Committee, consisting of Messrs. Bossidy (Chair) and McCormick, Ms. Miller and Ann H. Trabulsi, assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines. The Corporate Governance/Nominating Committee also considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Corporate Governance/Nominating Committee met five times in 2003. Each member of the Corporate Governance/Nominating Committee is independent in accordance with the listing standards of the American Stock Exchange. The procedures of the Corporate Governance/Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Corporate Governance/Nominating Committee Procedures." The charter of the Corporate Governance/Nominating Committee is available in the Corporate Governance portion of the Investor Relations section of the Company's website (www.berkshirebank.com).

      Attendance at the Annual Meeting. The Board of Directors encourages each director to attend annual meetings of stockholders. All but two of the directors attended the 2003 annual meeting of stockholders.

Directors' Compensation

      Fees. Non-employee directors of the Bank each receive an annual retainer of $10,000 for board service and an annual retainer of $7,200 for each committee on which they serve. Additionally, the Clerk of the Bank receives an annual retainer of $500. The Bank does not pay separate fees for attending board or committee meetings. The Company does not pay separate fees for service on its Board of Directors.

      Award Grants. In connection with his appointment to the Boards of Directors of the Company and the Bank, Mr. Bossidy received non-statutory stock options to acquire 11,510 shares of common stock at an exercise price of $22.30 per share, the fair market value of the common stock on the date of grant. Additionally, Mr. Bossidy was granted 5,755 shares of restricted stock. The options become exercisable and the stock awards vest in five equal annual installments commencing on January 30, 2004.

                                 Stock Ownership

      The following table provides information as of March 18, 2004, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                   Number of Shares       Percent of Common
Name and Address                                        Owned             Stock Outstanding
----------------                                   ---------------        -----------------
Berkshire Bank Employee Stock Ownership Plan            606,281(1)                10.2%
24 North Street
Pittsfield, Massachusetts 01201

Private Capital Management                              583,300(2)                 9.8%
8889 Pelican Bay Boulevard
Naples, Florida 34108

Berkshire Bank Foundation                               568,427(3)                 9.6%
24 North Street
Pittsfield, Massachusetts 01201

----------
(1) Includes 454,240 shares that have not been allocated to participants' accounts. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.

(2) Based on information filed in a Schedule 13G/A with the U.S. Securities and Exchange Commission on February 13, 2004.

(3) The terms of the foundation's gift instrument require that all shares of common stock held by the foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

      The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 18, 2004. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                   Number of             Number of Shares
                                                 Shares Owned               That May Be                Percent of
                                              (Excluding Options)     Acquired Within 60 Days         Common Stock
Name                                               (1)(2)(3)           by Exercising Options         Outstanding(4)
----                                          -------------------     -----------------------        --------------
Thomas O. Andrews....................              31,042                        6,906                       *
Lawrence A. Bossidy..................              36,042                        2,302                       *
Michael P. Daly......................              70,484(5)                    31,318                    1.71%
Thomas R. Dawson.....................              12,689                        6,906                       *
Gayle P. Fawcett.....................              28,612                       11,141                       *
A. Allen Gray........................              21,132                        6,906                       *
Peter J. Lafayette...................              12,042(6)                     6,906                       *
Edward G. McCormick..................              18,791                        6,906                       *
Catherine B. Miller..................              17,305(7)                     4,604                       *
Wayne F. Patenaude...................              12,387(8)                     5,000                       *
Corydon L. Thurston..................              11,255(9)                     6,906                       *
Ann H. Trabulsi......................              17,042(10)                    6,906                       *
Robert A. Wells......................              70,617(11)                    8,078                    1.32%

All Executive Officers and Directors
  as a Group (13 persons)............             359,440                      110,785                    7.78%

----------
*Represents less than 1% of the Company's outstanding shares.

(1) Includes unvested shares of restricted stock awards held in trust, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Andrews, Dawson, Gray, Lafayette, McCormick and Thurston, Ms. Miller and Ms. Trabulsi, each--2,589 shares; Mr. Bossidy--4,891 shares; Mr. Daly--39,700 shares; Ms. Fawcett--15,843 shares; Mr. Patenaude--9,500 shares; and Mr. Wells--15,020 shares.

(2) Includes shares allocated under the Berkshire Bank Employee Stock Ownership Plan, with respect to which each individual has voting but not investment power as follows: Mr. Daly--3,158 shares; Ms. Fawcett--2,592 shares; and Mr. Wells--3,291 shares.

(3) Includes shares held in trust in the Berkshire Bank 401(k) Plan as to which each participant has investment but not voting power as follows: Mr. Daly--8,082 shares; Ms. Fawcett--2,830 shares; and Mr. Wells--26,660 shares.

(4) Based on 5,936,061 shares of Company common stock outstanding and entitled to vote as of March 18, 2004, plus the number of shares that each person may acquire within 60 days by exercising stock options.

(5) Includes 874 shares held in trust as part of the Berkshire Bank Supplemental Executive Retirement Plan, with respect to which Mr. Daly has shared voting power.

(6) Includes 2,460 shares held by Mr. Lafayette's spouse's individual retirement account.

(7)   Includes 1,056 shares held by Ms. Miller's spouse.

(8) Includes 950 shares held by Mr. Patenaude's spouse's individual retirement account.

(9)   Includes 106 shares held by each of Mr. Thurston's two children.

(10)  Includes 1,000 shares held by Ms. Trabulsi's spouse.

(11) Includes 1,100 shares held by Mr. Wells' spouse and 2,345 shares held in trust as part of the Berkshire Bank Supplemental Executive Retirement Plan, with respect to which Mr. Wells has shared voting power.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors currently consists of eleven members. All of the directors are independent under the current listing standards of the American Stock Exchange, except for Michael P. Daly and Robert A. Wells. Mr. Daly is not independent because he is an employee of the Company and Berkshire Bank. Mr. Wells is not independent because he is a former employee of the Company and Berkshire Bank. The Board is divided into three classes in equal as number as possible, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Edward G. McCormick, Ann H. Trabulsi and Robert A. Wells, each of whom is a director of the Company and the Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of all of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2003. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election of Directors

      The nominees standing for election are:

      Edward G. McCormick is the managing partner of the law firm of McCormick, Murtagh, Marcus & Smith, located in Great Barrington, Massachusetts. Age 56. Director since 1994.

      Ann H. Trabulsi is a community volunteer serving on various non-profit boards, including Berkshire Medical Center and Berkshire Health Systems. Age 68. Director since 1976.

      Robert A. Wells was the Chairman of the Boards of the Company, the Bank, Berkshire Bank Foundation and Greater Berkshire Foundation, Inc. until his retirement from all Chairman positions, effective December 19, 2003. Mr. Wells served as the President and Chief Executive Officer of Berkshire County Savings Bank prior to its merger with Great Barrington Savings Bank in May 1997. Age 64. Director since 1976.

                         Directors Continuing in Office

      The following directors have terms ending in 2005:

      Thomas O. Andrews is the President and Chief Executive Officer of H.S. Andrews Insurance Agency, Inc., located in Great Barrington, Massachusetts. Age
65. Director since 1980.

      Michael P. Daly was appointed President and Chief Executive Officer of the Company and the Bank in October 2002. Prior to his appointment, Mr. Daly served as Executive Vice President of the Company and the Bank from January 2000 to October 2002 and as Senior Vice President, Commercial Lending from October 1997 until January 2000. Age 42. Director since 2002.

      A. Allen Gray is a former vice president and general counsel of General Dynamics Defense Systems, Inc., a government contractor located in Pittsfield, Massachusetts. Age 59. Director since 1996.

      Catherine B. Miller is a former partner and vice president of Wheeler & Taylor, Inc., an insurance agency with offices in Stockbridge, Great Barrington and Sheffield, Massachusetts. Age 62. Director since 1983.

      The following directors have terms ending in 2006:

      Lawrence A. Bossidy was the Chairman of Allied Signal from 1991 to 1999 and its Chief Executive Officer from 1992 to 1999 when he became Chairman of Honeywell International, Inc. following the merger of the two companies. Mr. Bossidy served as the Chairman of Honeywell from December 1999 to April 2000 and from July 2001 until June 2002. Mr. Bossidy was also the Chief Executive Officer of Honeywell from July 2001 to February 2002. Mr. Bossidy serves as a director on the Boards of Directors of J.P. Morgan Chase & Co. and Merck & Co., Inc. Age
68. Director since 2002.

      Thomas R. Dawson is a self-employed certified public accountant. Age 56. Director since 1993.

      Peter J. Lafayette has been the President of Berkshire Housing Development Corporation, a non-profit housing developing and consulting organization since 1980 and the President of Berkshire Housing Services, Inc., a property management company, since 2000. Both entities are located in Pittsfield, Massachusetts. Age 56. Director since 1996.

      Corydon L. Thurston serves as the President of Berkshire Broadcasting Co., Inc., which owns and operates three radio stations in North Adams and Great Barrington, Massachusetts. Age 51. Director since 1988.

               Proposal 2 -- Ratification of Independent Auditors

      The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2004 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Audit Committee of the Board of Directors.

      The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Wolf & Company, P.C. as independent auditors.

Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2003 and December 31, 2002 by Wolf & Company,
P.C.:

                                                      2003       2002
                                                      ----       ----
                  Audit Fees..................      $203,250   $214,600
                  Audit-Related Fees(1).......        14,400     10,400
                  Tax Fees(2).................        45,000     47,675
                  All other fees..............            --         --

                  ----------
                  (1) Consists primarily of the audit of the Bank's employee benefit plan.

                  (2) Consists of tax filings and tax-related compliance and other advisory services.

Pre-Approval of Services by the Independent Auditor

      The Audit Committee will consider on a case-by-case basis and, if appropriate, approve all audit and non-audit services to be provided by the Company's independent auditors. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the Company's independent auditor.

      The reports of the Compensation Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             Audit Committee Report

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company's independent auditors, for the fiscal year ended December 31, 2004.

                  Audit Committee of the Board of Directors of
                          Berkshire Hills Bancorp, Inc.

                             Thomas R. Dawson, Chair
                                  A. Allen Gray
                               Peter J. Lafayette
                               Corydon L. Thurston

                             Executive Compensation

Summary Compensation Table

      The following information is furnished for the President and Chief Executive Officer and all other executive officers of Berkshire Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 2003.

                                                                                            Long-Term Compensation
                                                       Annual Compensation                          Awards
                                              -----------------------------------------    -------------------------
                                                                                                          Securities
                                                                           Other Annual    Restricted     Underlying     All Other
                                                                           Compensation    Stock Awards  Options/SARs  Compensation
Name and Position                             Year      Salary     Bonus        (1)           ($)(2)         (#)            (3)
-----------------                             ----      ------     -----   ------------    ------------  ------------  ------------
Michael P. Daly............................   2003     $285,000   $85,000    $      --       $783,466       41,481      $  75,432
   President and Chief Executive Officer      2002      174,894    33,784           --             --           --         32,512
                                              2001      132,042    14,482           --        359,924       38,369         66,253

Wayne F. Patenaude.........................   2003     $135,834   $42,000    $  26,567(5)    $229,500       25,000      $      --
   Senior Vice President and Chief
   Financial Officer (4)

Gayle P. Fawcett...........................   2003     $151,888   $42,000    $      --       $331,400        9,652      $  40,315
   Senior Vice President (6)                  2002      118,759    13,487           --             --           --         24,091

Robert A. Wells............................   2003     $151,731   $    --    $      --       $     --           --      $ 239,379(7)
  Former Chairman of the Board                2002      250,000    25,000           --             --           --         72,810
                                              2001      250,000    25,000           --        616,969       61,390         42,709

----------
(1) For Messrs. Daly and Wells and Ms. Fawcett, does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) Reflects 35,133, 10,000 and 14,861 shares granted to Messrs. Daly and Patenaude and Ms. Fawcett, respectively, under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan. The dollar amount set forth in the table represents the market value of the shares on the date of the grant. The restricted stock awards vest in five equal annual installments beginning on the first anniversary of the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. The number and value of all unvested shares of restricted stock held under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan that are allocated to each named executive officer as of December 31, 2003, is as follows, based on $36.20, the closing price of the Company's common stock on December 31, 2003:

                                                Number of           Value of
                                            Unvested Shares      Unvested Shares
                                            ---------------      ---------------

            Mr. Daly ..................          48,025            $1,738,505
            Mr. Patenaude .............          10,000               362,000
            Ms. Fawcett ...............          18,544               671,293
            Mr. Wells .................          22,100               800,020

                                     (footnotes continued on the following page)

(3) Details of the amounts reported in the "All Other Compensation" column for 2003 are provided in the table below.

                                                                Mr.             Mr.              Ms.               Mr.
Item                                                           Daly          Patenaude        Fawcett            Wells
----                                                         --------        ---------       ---------         ---------
Employer contribution to 401(k) plan................          $14,000        $      --       $  10,703         $  11,045

Market value of allocations under the employee
   stock ownership plan.............................           29,793               --          29,612            29,793

Market value of allocations under the
   supplemental executive retirement plan...........           31,639               --              --            19,041
                                                             --------        ---------       ---------         ---------

         Total......................................          $75,432        $      --       $  40,315         $  59,879
                                                              =======        =========       =========         =========

(4) Mr. Patenaude became an executive officer on February 24, 2003. Information for the 2002 and 2001 fiscal years is not disclosed as Mr. Patenaude was not an executive officer during that period.

(5)   Includes moving expenses of $17,781 and housing expenses of $8,786.

(6) Ms. Fawcett became an executive officer on October 17, 2002. Information for the 2001 fiscal year is not disclosed as Ms. Fawcett was not an executive officer during that period.

(7) Includes $179,500, which represents the amount paid to Mr. Wells in the fourth quarter of 2003 in satisfaction of existing contractual obligations of the Company and Berkshire Bank in connection with his retirement as Chairman of the Company and the Bank on December 19, 2003.

Employment Agreements

      Berkshire Bank and Berkshire Hills entered into amended and restated employment agreements with Mr. Daly effective as of June 1, 2003. The employment agreements are intended to ensure that Berkshire Bank and Berkshire Hills will be able to maintain a stable and competent management base. The continued success of Berkshire Bank and Berkshire Hills depends to a significant degree on the skills and competence of Mr. Daly.

      The employment agreements provide for a two-year term that extends daily unless the Board of Directors or Mr. Daly gives the other party written notice of non-renewal. The employment agreements provide for a base salary for Mr. Daly of $310,000, which is reviewed at least annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

      In the event of Mr. Daly's death during the agreement term, the Bank will pay his beneficiary his base salary, and continue his dependents' medical coverage for six months. If Mr. Daly becomes disabled, the Bank may reduce his base salary by amounts he receives under Berkshire Bank's disability insurance. If Mr. Daly becomes incapacitated as a result of disability and can no longer perform his duties, the Bank may terminate the agreement and pay him severance in the same manner as for involuntary termination, as discussed below. Upon such termination, Mr. Daly will receive continued medical and life insurance coverage for two years following his termination of employment.

      The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate Mr. Daly's employment for reasons other than for cause (including his incapacity due to disability as discussed above), or if he resigns from Berkshire Bank or Berkshire Hills under specified circumstances that would constitute constructive termination, Mr. Daly (or, upon his death, his beneficiary) would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments, including amounts related to stock-based compensation, due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for life, health, dental and disability coverage for Mr. Daly and his covered dependents until the earliest of his death, employment with another employer or the end of the remaining term of the employment agreement. Upon termination of the executive's employment under these circumstances, the executive must adhere to a one-year non-competition and non-disclosure restriction.

      Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, Mr. Daly (or, upon his death, his beneficiary) would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times the average of his annual compensation (as described in the agreements) for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue Mr. Daly's life, health and disability coverage for thirty-six months. Even though both the Berkshire Bank and Berkshire Hills employment agreements provide for a severance payment if a change in control occurs, Mr. Daly would not receive duplicative payments or benefits under the agreements. Mr. Daly would also be entitled to receive a certain tax indemnification payment if payments under the employment agreements trigger liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed a "base" amount that is three times the executive's average taxable income over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's base amount.

      Payments to Mr. Daly under the Bank's employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by the Bank. All reasonable costs and legal fees paid or incurred by Mr. Daly in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if he is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify Mr. Daly to the fullest extent legally allowable.

Change in Control Agreements

      Berkshire Hills and Berkshire Bank entered into change in control agreements with Mr. Patenaude and Ms. Fawcett effective as of October 22, 2003. Each change in control agreement has a term of three years and is renewable annually for an additional year. The change in control agreements provide that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the agreements) follows a change in control of Berkshire Hills or Berkshire Bank, Mr. Patenaude and Ms. Fawcett will be entitled to receive a severance payment equal to three times his or her average annual compensation (as described in the agreements) for the five most recent taxable years. Berkshire Bank will also continue their health and welfare benefits coverage for thirty-six months following termination. Mr. Patenaude and Ms. Fawcett must comply with a one-year non-competition and non-disclosure provision following their receipt of severance payments under the agreements.

      Although both the Berkshire Bank and Berkshire Hills agreements provide for severance payments upon termination in connection with a change in control, Mr. Patenaude and Ms. Fawcett would not receive any duplicative payments. Mr. Patenaude and Ms. Fawcett would receive tax indemnification if their individual severance payments trigger liability for the excise tax on excess parachute payments under the Internal Revenue Code.

Option Grants in Last Fiscal Year

      The following table lists all grants of options to the named executive officers in 2003 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                                                                                                  Potential Realizable Value at
                                                                                                      Assumed Annual Rates of
                               Number of      % of Total                                             Stock Price Appreciation
                               Securities       Options                                                    for Options (2)
                               Underlying      Granted to    Exercise or                          -----------------------------
                            Options Granted   Employees in   Base Price       Expiration
          Name                   (#)(1)       Fiscal Year     Per Share           Date               5%                 10%
------------------------    ---------------   -----------    -----------      -----------         --------          -----------
Michael P. Daly.........          41,481          36.1%         $22.30      January 30, 2013      $581,564          $1,474,235
Wayne F. Patenaude......          25,000          21.8           22.95     February 24, 2013       360,750             914,500
Gayle P. Fawcett........           9,652           8.4           22.30      January 30, 2013       135,321             343,032
Robert A. Wells.........              --            --              --            --                    --                  --

----------
(1) Options become exercisable in five equal annual installments commencing on the first anniversary of the date of grant; provided, however, that options become immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.

(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the common stock. Options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $36.32 and $57.84 for Mr. Daly and Ms. Fawcett and $37.38 and $59.53 for Mr. Patenaude, respectively, as of the expiration date of the options.

Fiscal Year-End Option Values

      The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number and value of shares of Berkshire Hills common stock represented by outstanding options held by the named executive officers as of December 31, 2003.

                                                                    Number of Securities              Value of Unexercised
                                  Shares                           Underlying Unexercised             In-the-Money Options
                                 Acquired                      Options at Fiscal Year End (#)       at Fiscal Year End ($)(1)
                                on Exercise       Value        ------------------------------    ------------------------------
Name                                (#)        Realized ($)    Exercisable      Unexercisable    Exercisable      Unexercisable
----                            -----------    ------------    -----------      -------------    -----------      -------------
Michael P. Daly .........             --         $     --         15,348            64,502         $298,519         $1,024,344
Wayne F. Patenaude ......             --               --             --            25,000               --            331,250
Gayle P. Fawcett ........             --               --          6,140            18,860          119,362            313,166
Robert A. Wells .........         24,556          450,296             --            36,834               --            716,421

----------
(1) Value of unexercisable in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2003, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Other Retirement Arrangements

      Berkshire Bank entered into a supplemental retirement arrangement with Mr. Daly, effective as of December 1, 2003, to provide him with an annual retirement benefit at age 62 equal to 70% of his average compensation, calculated based on the three consecutive years during which his compensation is the highest. Benefits under the supplemental arrangement are reduced by the benefits Mr. Daly would receive under the 401(k) plan and ESOP, and by 50% of his social security benefits.

      The supplemental retirement arrangement also provides for a reduced benefit upon Mr. Daly's early retirement after age 55 but prior to age 62, and upon his death or disability. If Mr. Daly terminates employment in connection with a change in control, he would receive an annual benefit equal to the retirement benefit he would have received if he retired on the date immediately preceding his termination and had attained age 62, regardless of his actual age on the termination date. Mr. Daly may elect to receive supplemental retirement benefits in the form of an annuity with ten annual payments guaranteed, or in an actuarial equivalent lump sum.

             Compensation Committee Report on Executive Compensation

      Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information about the compensation and benefits provided to the Company's Chief Executive Officer (the "CEO") and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      Policies and Practices. The Compensation Committee approves the compensation policies and objectives for all employees of the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. However, because all of the executive officers of the Company are also executives of the Bank, the Bank pays their compensation.

      The Company's executive compensation program is designed to attract, retain, motivate and reward the highly qualified individuals required to achieve the Company's objectives. In determining the appropriate level of compensation, the Compensation Committee reviewed the total compensation of peer banks within the industry, with a particular focus on institutions in New England. In addition, the Compensation Committee periodically retains an outside compensation consultant to compare the total compensation and components of compensation for the Company's executive officers with other financial institutions of similar size and characteristics to ensure that compensation is consistent and competitive with such other financial institutions and that compensation serves as an appropriate incentive for individuals to achieve the Company's objectives.

      Base salaries are tied to the level of responsibility of each executive officer and are established to be consistent and competitive with the practices of comparable financial institutions in the region. All executive officers participate in the Bank's Incentive Compensation Plan, which provides performance-based cash payments. Targets are established each year with individual awards dependent upon Company, department and individual performance. In addition, executive officers participate in other benefit plans available to all employees including the 401(k) Plan and the Employee Stock Ownership Plan. Executive officers may, at the discretion of the Compensation Committee, also participate in supplemental benefit plans, as well as the Stock-Based Incentive Plan and the Equity Compensation Plan.

      The executive incentive awards paid for 2003 reflect each individual's level of accomplishment, as based on the preparation of a written performance review, and the Company's performance, including earnings per share, asset growth and return on capital. Decisions by the Compensation Committee with respect to compensation of executive officers are reviewed by the full Board of Directors.

      Compensation of the Chief Executive Officer. The compensation for the CEO in 2003 was determined in the same manner as that established for all other executive officers. A written performance review was prepared, which included an assessment of the CEO's performance against certain individual leadership goals and financial and growth objectives for the Company. The CEO's base salary and incentive award reflected the results of such assessment.

               Compensation Committee of the Board of Directors of
                          Berkshire Hills Bancorp, Inc.

                           Catherine B. Miller, Chair
                               Lawrence A. Bossidy
                               Corydon L. Thurston
                                 Ann H. Trabulsi

                             Stock Performance Graph

      The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Major Market Index and the SNL $1 Billion - $5 Billion Thrift Index. The graph assumes that $100 was invested at the close of business on June 28, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                              [LINE GRAPH OMITTED]

                                                                                         Period Ended
                                                              ------------------------------------------------------------------
                                                              6/28/00      12/31/00      12/31/01       12/31/02        12/31/03
                                                              -------      --------      --------       --------        --------
Berkshire Hills Bancorp, Inc..........................        $100.00       $128.78       $169.52        $201.25         $314.63
The American Stock Exchange Major Market Index........         100.00         95.91         91.35          80.36           99.34
The SNL $1 Billion - $5 Billion Thrift Index..........         100.00        130.78        186.45         238.76          358.11

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2003.

                          Transactions with Management

      The Sarbanes-Oxley Act generally prohibits loans by Berkshire Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Berkshire Bank to its executive officers and directors in compliance with federal banking regulations. Federal banking regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees and must not involve more than the normal risk of repayment or present other unfavorable features. Berkshire Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

              Corporate Governance/Nominating Committee Procedures

General

      It is the policy of the Corporate Governance/Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Corporate Governance/Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Corporate Governance/Nominating Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Corporate Governance/Nominating Committee's resources, the Corporate Governance/Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Corporate Governance/Nominating Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance/Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company's books; provided, however, that if the stockholder is not a registered holder of the Company's common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of stockholders, the recommendation must be received by the Corporate Governance/Nominating Committee at least 120 calendar days prior to the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

      The process that the Corporate Governance/Nominating Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Corporate Governance/Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Berkshire Bank. The Corporate Governance/Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Corporate Governance/Nominating Committee has not previously used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Corporate Governance/Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Corporate Governance/Nominating Committee will conduct a check of the individual's background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Qualifications

      The Corporate Governance/Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company's Bylaws, which include a residency requirement, an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

      If the candidate is deemed eligible for election to the Board of Directors, the Corporate Governance/Nominating Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

      o     financial, regulatory and business experience;

      o     familiarity with and participation in the local community;

      o     integrity, honesty and reputation;

      o     dedication to the Company and its stockholders; and

      o     independence.

The Committee will also consider any other factors the Corporate
Governance/Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      With respect to nominating an existing director for re-election to the Board of Directors, the Corporate Governance/Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

          Submission of Business Proposals and Stockholder Nominations

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 2, 2004. If next year's annual meeting is held on a date more than 30 calendar days from May 6, 2005, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 days prior to the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201. Communications to the Board of Directors should be in the care of Gerald A. Denmark, Corporate Secretary. Communications to individual directors should also be sent to such director at the Company's address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Lawrence A. Bossidy, the Chair of the Corporate Governance/Nominating Committee. It will be in the discretion of the Corporate Governance/Nominating Committee whether to bring to the attention of the full Board any communication sent to the full Board.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

      A copy of the Company's Form 10-K (without exhibits) for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on March 18,

2004 upon written request to Gerald A. Denmark, Corporate Secretary, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Gerald A. Denmark
                                          ---------------------
                                          Gerald A. Denmark
                                          Corporate Secretary

Pittsfield, Massachusetts
April 1, 2004

                                                                      Appendix A

                          Berkshire Hills Bancorp, Inc.
                             Audit Committee Charter

Role

      The primary role of the Audit Committee is to provide assistance to the Board of Directors (the "Board") in fulfilling its oversight responsibilities relating to (1) corporate accounting and reporting practices of Berkshire Hills Bancorp, Inc. and its subsidiaries (collectively, the "Company"), (2) the quality and integrity of financial reports of the Company, (3) compliance by the Company with legal and regulatory requirements related to accounting and financial reporting, and (4) the independence and performance of the Company's auditors.

      In doing so, the Audit Committee shall maintain free and open communication with the Board, independent auditors, and management of the Company. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, as well as the resolution of disagreements between management and the independent auditors regarding financial reporting. The Audit Committee shall have the authority to retain and determine funding for special legal, accounting or other consultants to advise the Audit Committee or assist in any investigations it may perform. The Audit Committee may request any officer or employee of the Company, the Company's outside counsel, auditors, investment bankers or financial analysts to meet with the Audit Committee.

Organization

      The Audit Committee of the Board shall consist of at least three members of the Board. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of American Stock Exchange and the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. In particular, no member of the Audit Committee may be an "affiliated person" of the Company as that term is defined by the Exchange Act. Director's fees are the only compensation that an Audit Committee member may receive from the Company. As a minimum requirement, each member of the Audit Committee shall be "financially literate" and at least one member shall be "financially sophisticated" as proscribed by the rules of the American Stock Exchange. Each member shall possess the ability to read and understand the Company's balance sheet, income statement and cash flow statement at the time of his or her appointment to the Audit Committee, or will be able to do so within a reasonable period of time thereafter. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the Board.

Authority and Responsibility

      The Audit Committee is vested with all responsibilities and authority required by Rule 10A-3 under the Exchange Act and shall have the following authority and responsibilities:

      1. At least annually and as necessary, review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

      2. The sole authority to select, evaluate and replace the Company's independent auditors (subject, if applicable, to shareholder ratification); and shall approve all audit engagement fees and terms as well as all non-audit engagements with the Company's independent auditors.

      3. Inform the independent auditors that they shall report directly to the Audit Committee.

      4. Periodically meet with the Company's President and Chief Executive Officer, Chief Financial Officer, General Counsel and other members of Company management, as the Committee shall deem advisable, the internal auditors and the independent auditors in separate executive session.

      5. Make regular reports to the Board.

      6. Report the results of the annual audit to the Board and submit the minutes of all Audit Committee meetings to the Board.

      7. Prepare a report of the Audit Committee each year for inclusion in the proxy statement for the Company's annual meeting of stockholders in accordance with the requirements of the Securities and Exchange Commission, and review and approve all other disclosures regarding the Audit Committee and the performance of its duties to be included in such proxy statement or in any other document or report to be filed with the Securities and Exchange Commission.

      8. Review with the independent auditors and management the following:

            a) The annual audit scope and audit testing plan.

            b) The Company's annual and quarterly financial statements and independent auditors' report, prior to public distribution thereof, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements and discuss any other matters required to be communicated to the Audit Committee by the independent auditors.

            c) The financial statements contained in the annual report to stockholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements.

            d) The results of the independent auditors' analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices.

            e) The independent auditors' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

            f) The independent auditors' significant findings and recommendations resulting from the audit, as well as management's responses to such findings and recommendations.

            g) Matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

            h) Accounting considerations arising from changes in GAAP or the Company's operations.

            i) The performance and qualifications of the Company's financial personnel.

            j) The adequacy of the Company's accounting and auditing practices as well as the system of internal controls, policies and procedures.

            k) Recommendations for improvement of internal controls or areas where new controls and procedures are desirable. Particular emphasis shall be given to the adequacy of controls to expose related party transactions and any payments, transactions or procedures that might be deemed illegal or improper.

            l) Any material disagreements that may arise between the Company's management and its independent auditors.

      9. Review reports received from regulators concerning legal or regulatory matters that might have material effects on the financial statements or compliance policies of the Company.

      10. Inquire about significant financial or legal risks or exposures and assess the steps management has taken to minimize such risks to the Company.

      11. Provide opportunity for the independent auditors to meet with members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel including an evaluation of the level of cooperation that the independent auditors received during the course of any audits.

      12. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibility including any matter brought to its attention by a third party.

      13. Annually review the experience and qualifications of senior members of the independent auditor team and the independent auditors' internal quality-control procedures.

      14. Ensure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated every five years as required by the Sarbanes-Oxley Act of 2002.

      15. Take appropriate action to oversee the independence of the independent auditors and the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Company's audit as an employee of the independent auditors during the preceding one-year period).

      16. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      17. Review disclosures made by the Company's principal executive officer or officers and principal financial officer of officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002, including the Company's internal controls for financial reporting and evaluation thereof.

      18. Review any reports of the independent auditors mandated by Section 10A of the Exchange Act, and reports concerning: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; (iii) any other material written communications with management; and (iv) any information with respect to illegal acts in accordance with Section 10A of the Exchange Act.

      19. Review and approve all "related party transactions" as that term is defined in SEC Regulation S-K, Item 404(a).

      20. Review and approve, in advance, the retention of permissible non-audit services from the Company's independent auditors.

      21. Obtain on an annual basis from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1. The Audit Committee shall engage in an open dialogue with the independent auditors concerning the nature and the scope of any disclosed relationships or professional services that may impact the objectivity and independence of the independent auditors and, where necessary, take appropriate action to ensure the continuing independence of the independent auditors.

      22. Confirm with management and the independent auditors that the auditors are not providing any impermissible services.

      23. Review any code of ethics adopted by the Company.

      24. Perform such other duties as the Board may delegate to it, or as the Audit Committee may deem necessary or advisable in order to perform its role.

      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and independent auditors.

      The Committee shall report its recommendations to the Board after each committee meeting and shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

                                 REVOCABLE PROXY
                          BERKSHIRE HILLS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 6, 2004
                             10:00 a.m., Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of Berkshire Hills Bancorp, Inc. (the "Company"), consisting of Michael P. Daly, Edward G. McCormick, Catherine B. Miller and Ann H. Trabulsi, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 6, 2004 at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

            Edward G. McCormick, Ann H. Trabulsi and Robert A. Wells

                                                       FOR ALL
            FOR                WITHHOLD                 EXCEPT
            ---                --------                 ------

            |_|                   |_|                    |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

================================================================================

      2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2004.

            FOR                AGAINST                 ABSTAIN
            ---                -------                 -------

            |_|                  |_|                      |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


Dated:______________                         ___________________________________
                                             SIGNATURE OF STOCKHOLDER


                                             ___________________________________
                                             SIGNATURE OF CO-HOLDER (IF ANY)

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 1, 2004 and an Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [Berkshire Hills Bancorp, Inc. Letterhead]

Dear ESOP Participant:

      On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 6, 2004. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      As a participant in the Berkshire Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 18, 2004. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee by April 28, 2004. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

      In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 28, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Berkshire Bank.

                                           Sincerely,

                                           /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

      I understand that First Bankers Trust Company, N.A., the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock allocated to me under the Berkshire Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 6, 2004.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Edward G. McCormick, Ann H. Trabulsi and Robert A. Wells

                                                       FOR ALL
            FOR                WITHHOLD                 EXCEPT
            ---                --------                 ------

            |_|                   |_|                     |_|

================================================================================

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2004.

            FOR                AGAINST                 ABSTAIN
            ---                -------                 -------

            |_|                  |_|                      |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

      The Trustee is hereby authorized to vote any shares allocated to me as indicated above.


_____________________________               ____________________________________
           Date                                           Signature

Please date, sign and return this form in the enclosed envelope no later than April 28, 2004.

                   [Berkshire Hills Bancorp, Inc. Letterhead]

Dear Stock Award Recipient:

      On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Company, N.A. (the "Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 6, 2004. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      You are entitled to vote all shares of restricted Company common stock awarded to you under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan and/or 2003 Equity Compensation Plan (collectively referred to as the "Incentive Plan") that are unvested as of March 18, 2004. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

      In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 28, 2004.

                                           Sincerely,

                                           /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

      I understand that First Bankers Trust Company, N.A., the Trustee, is the holder of record and custodian of all restricted shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock awarded to me under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan and/or 2003 Equity Compensation Plan (collectively referred to as the "Incentive Plan") that have not yet vested. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 6, 2004.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Edward G. McCormick, Ann H. Trabulsi and Robert A. Wells

                                                       FOR ALL
            FOR               VOTE WITHHELD             EXCEPT
            ---               -------------             ------

            |_|                    |_|                    |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

================================================================================

2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2004.

            FOR                AGAINST                 ABSTAIN
            ---                -------                 -------

            |_|                   |_|                    |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

      The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.


_____________________________               ____________________________________
           Date                                           Signature

Please date, sign and return this form in the enclosed envelope no later than April 28, 2004.

                             VOTE AUTHORIZATION FORM

      I understand that First Bankers Trust Company, N.A., the Trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock allocated to me under the Berkshire Bank Supplemental Executive Retirement Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 6, 2004.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

      Edward G. McCormick, Ann H. Trabulsi and Robert A. Wells

                                                       FOR ALL
            FOR                WITHHOLD                 EXCEPT
            ---                --------                 ------

            |_|                   |_|                     |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

================================================================================

2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2004.

            FOR                AGAINST                 ABSTAIN
            ---                -------                 -------

            |_|                   |_|                    |_|

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

      The Trustee is hereby authorized to vote any shares allocated to me as indicated above.


_____________________________               ____________________________________
           Date                                           Signature

Please date, sign and return this form in the enclosed envelope no later than April 28, 2004.